Exhibit 99.1

InfoSpace Announces First Quarter 2008 Results

BELLEVUE, Wash. (April 30, 2008) – InfoSpace, Inc. (NASDAQ: INSP) today announced financial results for the three months ended March 31, 2008.

“We are extremely pleased with our first quarter results. Revenue, EBITDA and income from operations all performed well above our expectations,” said Jim Voelker, chairman and chief executive officer of InfoSpace, Inc.

Revenues for the first quarter of 2008 were $42.2 million, reflecting a $6.3 million or 18% increase over the first quarter of 2007 and an increase of $3.1 million or 8% sequentially.

Adjusted EBITDA from continuing operations was $7.1 million in the first quarter of 2008, compared to Adjusted EBITDA from continuing operations of $7.1 million in the first quarter of 2007.

Net loss for the first quarter of 2008 was $2.8 million or $0.08 per share versus net loss of $0.5 million or $0.02 per diluted share in the first quarter of 2007. Net loss in the first quarter of 2008 includes an impairment charge of $6.7 million on the Company’s investments in auction rate securities.

Cash, cash equivalents, and marketable securities as of March 31, 2008 totaled $220.7 million, which includes an investment of $29.7 million in auction rate securities. At the end of the quarter, the Company had no debt obligations.

First Quarter Highlights and Recent Developments

InfoSpace:

•	Unveiled key upgrades to Dogpile.com, including an improved search algorithm, new visual design and the addition of a SearchSpy social networking widget;

•	Announced a partnership with Kosmix to provide comprehensive health information for Dogpile.com users;

•	Entered into agreements with five new search distribution partners; and

•

Strengthened its management team with the promotion of Michael Glover to vice president, business development. Glover is responsible for all aspects of InfoSpace’s strategic partner strategy and will continue to develop our strong relationships with current partners and new opportunities to grow the business.

Second Quarter Outlook

For the second quarter of 2008, the Company expects revenue to be between $34 million and $36 million. Additionally, the Company expects Adjusted EBITDA to be between $2.5 million and $4.0 million and net loss to be between $1.9 million and $0.4 million, or $0.06 and $0.01 per share.

A conference call will be held today at 2 p.m. Pacific/ 5 p.m. Eastern. The live Webcast can be accessed in the Investor Relations section of the InfoSpace corporate Web site, at http://www.infospaceinc.com. A replay of the call will be available approximately one hour after the call through May 7, 2008 at 9:00 p.m. Pacific/ 10:30 p.m. Eastern.

Non-GAAP Financial Measures

InfoSpace’s Adjusted EBITDA from continuing operations is calculated by adjusting GAAP income (loss) from continuing operations to exclude the effects of income taxes, depreciation, stock-based compensation expense, loss on investments, net, and other income, net (including such items as interest income, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed in the accompanying table to the preliminary condensed consolidated financial statements.

InfoSpace’s management believes that this non-GAAP financial measure provides meaningful supplemental information regarding our performance by excluding certain expenses and gains that are not indicative of our core business operating results. InfoSpace believes that management and the investors benefit from referring to this non-GAAP financial measure in assessing InfoSpace’s performance. Adjusted EBITDA should be evaluated in light of the Company’s financial results prepared in accordance with GAAP. A table reconciling the Company’s Adjusted EBITDA to income (loss) from continuing operations in accordance with GAAP accompanies the preliminary condensed consolidated financial statements in this release.

About InfoSpace, Inc.

InfoSpace, Inc. is a leading developer of metasearch products to help people easily search and discover the web. InfoSpace uses its proprietary metasearch technology that combines the top results from the leading search engines to power a portfolio of branded Web sites, including Dogpile (www.dogpile.com) and WebFetch (www.webfetch.com.) For the second consecutive year, Dogpile ranked highest in customer satisfaction among search engines, according to JD Power and Associates. More information can be found at www.infospaceinc.com.

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Source: InfoSpace, Inc.

For more information, contact:

Stacy Ybarra, InfoSpace

425.709.8127

stacy.ybarra@infospace.com

This release contains forward-looking statements relating to InfoSpace, Inc.’s operating results that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words “believe,” “expect,” “intend,” “anticipate,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward looking. Forward-looking statements include without limitation statements regarding our expectations with respect to our relationships with our current partners and the development of new opportunities for the growth of our business, and our expectations regarding our financial performance for the second quarter of 2008. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect InfoSpace’s actual results include general economic, industry and market sector conditions, the progress and costs of the development of our products and services, the timing and extent of market acceptance of those products and services, our dependence on companies to distribute our products and services, the ability to successfully integrate acquired businesses and the successful execution of the Company’s strategic initiatives and restructuring plans. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in InfoSpace’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed from time to time, in the section entitled “Risk Factors.” Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. InfoSpace undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Operations(1)

(Unaudited)

(Amounts in thousands, except per share data)

	Three months ended
	March 31, 2008	March 31, 2007
Revenues	$42,182	$35,864
Operating expenses: (2)
Content and distribution	21,792	14,948
Systems and network operations	2,442	2,279
Product development	2,209	2,279
Sales and marketing	3,789	4,825
General and administrative	7,722	9,642
Depreciation	1,487	1,383
Restructuring and other, net(3)	140	(833)

Total operating expenses	39,581	34,523

Operating income	2,601	1,341
Loss on investments, net	(6,707)	—
Other income, net	2,243	5,325

Income (loss) from continuing operations before income taxes	(1,863)	6,666
Income tax expense	(182)	(3,075)

Income (loss) from continuing operations	(2,045)	3,591

Discontinued operations:(1)
Loss from discontinued operations, net of taxes	(490)	(4,131)
Loss on sale of discontinued operations, net of taxes	(238)	—

Net loss	$(2,773)	$(540)

Earnings (loss) per share - Basic
Income (loss) from continuing operations	$(0.06)	$0.11
Loss from discontinued operations	(0.01)	(0.13)
Loss on sale of discontinued operations	(0.01)	—

Net loss per share - Basic	$(0.08)	$(0.02)

Weighted average shares outstanding used in computing basic income (loss) per share	34,298	31,461

Earnings (loss) per share - Diluted
Income (loss) from continuing operations	$(0.06)	$0.11
Loss from discontinued operations	(0.01)	(0.13)
Loss on sale of discontinued operations	(0.01)	—

Net loss per share - Diluted	$(0.08)	$(0.02)

Weighted average shares outstanding used in computing diluted income (loss) per share	34,298	33,644

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Operations(1)

(Unaudited)

(Amounts in thousands, except per share data)

(1)

In 2007, the Company completed the sale of its directory business. The operating results of the directory business have been presented as discontinued operations for all periods presented. Amounts include stock-based compensation expense of $45,000 and $0.6 million for the three months ended March 31, 2008 and March 31, 2007, respectively. Income taxes related to discontinued operations were an expense of $1,000 and $1.8 million for the three months ended March 31, 2008 and 2007, respectively. Revenue, operating expenses and income taxes, and income of these discontinued operations are presented below (in thousands):

	Three months ended
Directory	March 31, 2008	March 31, 2007
Revenue	$—	$9,175
Operating expenses and income taxes	(212)	6,691

Income from discontinued operations, net of taxes	$212	$2,484

Loss on sale of discontinued operations, net of taxes	$(15)	$—

In 2007, the Company completed the sale of its mobile services business. The operating results of the mobile services business have been presented as discontinued operations for all periods presented. Amounts include stock-based compensation expense of $12,000 and $2.3 million for the three months ended March 31, 2008 and March 31, 2007, respectively. Income taxes related to discontinued operations were a benefit of $0.2 million and $3.8 million for the three months ended March 31, 2008 and 2007, respectively. A loss, net of taxes of $0.2 million, on the sale of the mobile services business was recorded in the three months ended March 31, 2008. Revenue, operating expenses and income taxes, loss and the gain on sale of these discontinued operations are presented below (in thousands):

	Three months ended
Mobile	March 31, 2008	March 31, 2007
Revenue	$27	$41,604
Operating expenses and income taxes	729	48,219

Loss from discontinued operations, net of taxes	$(702)	$(6,615)

Loss on sale of discontinued operations, net of taxes	$(223)	$—

(2)	Stock-based compensation expense for the three months ended March 31, 2008 and 2007 is allocated among the following captions (in thousands):

	Three months ended
	March 31, 2008	March 31, 2007
Systems and network operations	$367	$201
Product development	593	569
Sales and marketing	853	1,312
General and administrative	1,214	2,325

Total stock-based compensation expense	$3,027	$4,407

(3)

Amounts for the three months ended March 31, 2008 and 2007 consist of gains on the sale of certain non-core assets of $0 and $1.3 million, respectively, and restructuring charges comprised of the following (in thousands):

	Three months ended
	March 31, 2008	March 31, 2007
Employee separation costs	$80	$(111)
Stock-based compensation expense	60	(154)
Losses on contractual commitments	—	412
Estimated future lease losses	—	286

	$140	$433

InfoSpace, Inc.

Preliminary Condensed Consolidated Balance Sheets

(Unaudited)

(Amounts in thousands)

	March 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$163,850	$498,326
Short-term investments, available-for-sale	27,108	39,019
Accounts receivable, net	17,488	17,081
Notes and other receivables	1,203	7,104
Prepaid expenses and other current assets	1,717	1,902
Assets of discontinued operations	236	4,730

Total current assets	211,602	568,162
Property and equipment, net	12,659	10,945
Long-term investments, available-for-sale	29,737	37,472
Goodwill and other intangible assets, net	44,123	44,123
Other long-term assets	9,920	10,722

Total assets	$308,041	$671,424

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,971	$5,148
Accrued expenses and other current liabilities	32,742	78,703
Special dividend payable	—	299,296
Liabilities of discontinued operations	3,753	21,753

Total current liabilities	41,466	404,900
Other long-term liabilities:	634	634

Total liabilities	42,100	405,534
Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	1,289,904	1,286,219
Accumulated deficit	(1,023,807)	(1,021,034)
Accumulated other comprehensive income (loss)	(159)	702

Total stockholders’ equity	265,941	265,890

Total liabilities and stockholders’ equity	$308,041	$671,424

Summary of cash, short-term and long-term investments:
Cash and cash equivalents	$163,850	$498,326
Short-term investments, available-for-sale	27,108	39,019
Long-term investments, available-for-sale	29,737	37,472

Cash, short-term and long-term investments	$220,695	$574,817

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Cash Flows

(Unaudited)

(Amounts in thousands)

	Three months ended
	March 31, 2008	March 31, 2007
Operating activities:
Net loss	$(2,773)	$(540)
Adjustments to reconcile net loss to net cash used by operating activities:
Loss from discontinued operations	490	4,131
Loss on sale of discontinued operations	238	—
Loss on investments	6,707	—
Stock-based compensation	3,027	4,407
Depreciation	1,487	1,383
Restructuring	140	433
Deferred income taxes	(149)	1,012
Net gain on sale of non-core assets	—	(1,256)
Other	71	29
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	(487)	(4,013)
Notes and other receivables	5,901	169
Prepaid expenses and other current assets	185	585
Other long-term assets	1,805	290
Accounts payable	(1,781)	(5,064)
Accrued expenses and other current and long-term liabilities	(46,117)	(8,577)

Net cash used by operating activities	(31,256)	(7,011)
Investing activities:
Purchases of property and equipment	(1,127)	(704)
Other long-term assets	(1,003)	—
Proceeds from the sale of assets	—	1,251
Proceeds from sales and maturities of investments	12,000	70,826
Purchases of investments	—	(24,700)

Net cash provided by investing activities	9,870	46,673
Financing activities:
Special dividend paid	(299,146)	—
Proceeds from stock option exercises	14	1,659
Proceeds from issuance of stock through employee stock purchase plan	219	741

Net cash provided (used) by financing activities	(298,913)	2,400

Discontinued operations:
Net cash provided (used) by operating activities attributable to discontinued operations	(14,177)	17,268
Net cash used by investing activities attributable to discontinued operations	—	(4,200)

Net cash provided (used) by discontinued operations	(14,177)	13,068

Net increase (decrease) in cash and cash equivalents	(334,476)	55,130
Cash and cash equivalents:
Beginning of period	498,326	162,387

End of period	$163,850	$217,517

InfoSpace, Inc.

GAAP Measure

Preliminary Adjusted EBITDA from Continuing Operations Reconciliation (1)

(Unaudited)

(Amounts in thousands)

	Three months ended
	March 31, 2008	March 31, 2007
Income (loss) from continuing operations (2)	$(2,045)	$3,591
Depreciation	1,487	1,383
Stock-based compensation	3,027	4,407
Loss on investments, net	6,707	—
Other income, net (3)	(2,243)	(5,325)
Income tax expense	182	3,075

Adjusted EBITDA from continuing operations	$7,115	$7,131

Preliminary Adjusted EBITDA from Continuing Operations Reconciliation for Forward-Looking Guidance (4)
(Amounts in thousands)

	Ranges for the three months ending June 30, 2008
Loss from continuing operations	$(1,900)	$(400)
Depreciation	1,700	1,700
Stock-based compensation	4,000	4,000
Other income, net (3)	(1,500)	(1,500)
Income tax expense	200	200

Adjusted EBITDA from continuing operations	$2,500	$4,000

(1)

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") from continuing operations is a non-GAAP financial measure and is reconciled to income (loss) from continuing operations, which the Company's management believes to be the most comparable generally accepted accounting principles ("GAAP") measure. Adjusted EBITDA from continuing operations results are calculated by adjusting GAAP income (loss) from continuing operations to exclude the effects of income taxes, depreciation, stock-based compensation expense, loss on investments, net, and other income, net (including such items as interest income, litigation settlements and contingencies, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed above. This calculation excludes the directory and mobile businesses, as they have been classified as discontinued operations in all periods presented. The Company uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. The Company's management believes that this non-GAAP financial measure is a common measure used by investors and analysts to evaluate its performance. This non-GAAP financial measure is used in addition to and in conjunction with results presented in accordance with GAAP and reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations and trends affecting the Company's business. This non-GAAP financial measure should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from continuing operations in accordance with GAAP.

(2)	As presented in the preliminary unaudited Condensed Consolidated Statements of Operations.

(3)	Other income, net, primarily consists of interest income, gains or losses from the disposal of assets, and foreign currency transaction gains or losses.

(4)	Adjusted EBITDA from continuing operations reconciliation for forward looking guidance excludes the results of discontinued operations in future periods.